EXHIBIT 99.1


                               United Financial
                                Mortgage Corp.

                               ----------------

                               Company Overview
                                 & Discussion

                                June 29, 2004

 United Financial Mortgage Corp.
 "The Complete Money Source"
 ----------------------------------------------------------------------------

 Presentation Agenda


 Investment Highlights...............................................  3

 Corporate History and Governance....................................  4

 Industry Overview...................................................  8

 Business Overview................................................... 11

 Fundamentals........................................................ 16

 ============================================================================
 This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

 United Financial Mortgage Corp.
 "The Complete Money Source"
 ----------------------------------------------------------------------------

 Investment Highlights

      * UFM is well positioned to expand and diversify both organically and through select M&A opportunities within an increasingly fragmented industry primed for consolidation

      * The Company has a history of delivering solid fundamentals during varying economic climates

      * Strong management team coupled with a Board of Directors that possesses both financial services industry and M&A experience

      * UFM's market capitalization will better reflect the company's financial performance through continued management execution and increased exposure to the investment community

             *  An undervalued investment opportunity

 ============================================================================
 This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

 United Financial Mortgage Corp.
 "The Complete Money Source"
 ----------------------------------------------------------------------------

 Corporate History

     April 1986                 1998                        Today
 ------------------  -------------------------  ----------------------------
 * UFM founded as a
    mortgage broker
 * 3 employees
 * Net worth $1,000
                     * ~ 5 branch offices
                     * ~ 50 employees
                     * Net worth  $2.2 million
                     * FY 1998 revenues of
                         $7.39 million
                     * UFM's initial public
                         offering (IPO)
                     * Acquisition of Mortgage
                         Service of America
                                                * 35 branch offices
                                                    throughout the U. S.
                                                * 375 employees
                                                * Net Worth of $29.6 million
                                                    (April 30, 2004)
                                                * FY 04 revenues of $70.1
                                                    million
                                                * Acquisition of Portland
                                                    Mortgage
                                                * Public Offering

 ============================================================================
 This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

 United Financial Mortgage Corp.
 "The Complete Money Source"
 ----------------------------------------------------------------------------

 Experienced Corporate Governance

      * Management team and Board of Directors have a long tenure with the Company and are well versed in all areas of the Mortgage Banking Industry

      * Senior management and the Board of Directors have a proven financial track record

             * FY 01, revenues grew by 37%, FY 02 by 55%, FY 03 by 111%, FY 04 by 36%
             * Profits grew from $.05 per share in 1998 to $.97 per share in FY 04
             *  Enhanced shareholder value without shareholder dilution

      * Board of Directors has M&A experience in a variety of Financial Services Sectors including Insurance, Mortgage Banking, and Commercial Banking

 ============================================================================
 This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

 United Financial Mortgage Corp.
 "The Complete Money Source"
 ----------------------------------------------------------------------------

 Experienced Corporate Governance  (Cont.)

      *    Steve Khoshabe, President & CEO. Named President and CEO in April
           03. Since 1994, has served as Secondary Marketing Manager and CFO. Oversees corporate planning and development, is the liaison between management and shareholders, and otherwise assists in the management of day-to-day operations. Prior to starting at the Company, employed two years as an analyst at Shearson Smith Barney

      * Robert L. Hiatt, EVP and CFO. Named EVP and CFO in August 03. Prior to UFM, was VP and Chief Accounting Officer for Novamed Eyecare, Inc., a publicly traded healthcare company, where he worked for six years. Prior to that, he worked at Arthur Andersen, LLP for nine years

      * Joseph Khoshabe, Chairman. Founded UFM in 1986 and was President and CEO from until April 2003. Mr. Khoshabe took UFM from creation to one of Inc. Magazine's 500 fastest growing companies in 1996. Prior to UFM, was an executive with the Cracker Jack Division of Borden, Inc. Currently responsible for the day-to-day operations of commercial lending division

      * James R. Zuhlke, Director. Has over 25 years experience as an insurance executive, founded and successfully managing several different insurance companies. Most recently was the President of Kingsway America, Inc. a holding company of Kingsway Financial Services, Inc. (NYSE KFS)

 ============================================================================
 This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

 United Financial Mortgage Corp.
 "The Complete Money Source"
 ----------------------------------------------------------------------------

 Experienced Corporate Governance (Cont.)

      * John A. Clark, Director. Was the President and CEO of a Chicago area-banking group with $1.2 billion in assets. His 17-year career as a senior executive with that organization consisted of forming and acquiring a number of financial institutions. Currently is President of SRJC, Inc., an organization that provides financial consulting services to small and medium sized businesses

      * Robert S. Luce, Director. Has a long and distinguished career spanning over 30 years practicing financial services law. Has worked for the SEC, served as corporate counsel to Fortune 500 companies, and has been a partner in two Chicago area law firms. In addition, Mr. Luce serves as the President of MDR Mortgage, a mortgage broker

      * Elliot R. Jacobs, Director. A professional in the Mortgage Banking Industry and frequent speaker and contributing author for the Mortgage Bankers Association of America. From 1993-1998, was the director of the M&A group of CoreStates Capital Markets. Since 1998, has been a director of the Mortgage Banking Strategies Group of First Fidelity Capital Markets, Inc.

 ============================================================================
 This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

 United Financial Mortgage Corp.
 "The Complete Money Source"
 ----------------------------------------------------------------------------

 Mortgage Banking - A Consolidating Industry

      * Residential mortgage market is the largest consumer finance market in the U.S.

      * Investor's Business Daily ranked the Finance/Mortgages/Related Services Industry as 64th out of 197 industries based on stock price performance(1)

      *    Highly competitive & fragmented industry

             * Top 3 mortgage services providers have an approximately 28% market share - relatively low within the financial services sector(2)
             * The remaining 72% of the industry is composed of over one thousand firms

      * " As interest rates continue to rise and refinancings screech to a halt, it's likely that some small to mid-sized players will head for the exits" ("Merger Activity May Perk Up" : National Mortgage News; issue: Monday, October 27, 2003)


      (1)  Investors Business Daily, November 4, 2003
      (2)  Approximate 2002 Market Share, Source: Inside Mortgage Finance

 ============================================================================
 This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

 United Financial Mortgage Corp.
 "The Complete Money Source"
 ----------------------------------------------------------------------------

 Expected Mortgage Origination Volume

      * Since inception (1986), UFM has grown in varying interest rate environments

      *    Over a 10 year period, interest rates remain at historical lows

      * Mortgage Bankers Association of America 2003 forecasts - $3.94 trillion in single to four family originations and $1.94 trillion in 2004 (1)

      (1)  Source: Mortgage Bankers Association of America


               [INTEREST RATE GRAPH SHOWING DOWNWARD TREND APPEARS HERE]

                                  Key interest rates
                          October 1993 through  Oct.  28, 2003
                                          %
                          ------------------------------------

                Oct-  Oct-  Oct-  Oct-  Oct-  Oct-  Oct-  Oct-  Oct-  Oct-  Oct-
                 93    94    95    96    97    98    99    00    01    02    03
                ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
 30 year fixed
 mortgage       7.3   8.4   7.9   8.0   7.8   7.0   7.0   8.1   6.9   6.2   6.2

 Fixed-rate
 credit card   18.1  17.7  18.1  17.3  17.0  15.0  13.5  15.9  14.4  15.5  15.1

 48-month new
 car loan       8.0   8.7   9.5   9.4   9.3   8.9   8.8   9.8   8.7   8.1   7.2

 Prime rate     6.0   7.8   8.7   8.3   8.4   8.0   8.2   9.5   6.0   4.7   4.0

 Fed funds
 rate           3.0   4.8   5.7   5.2   5.4   5.1   5.2   6.5   2.8   1.8   1.1

 1-year CD
 yield          3.0   4.4   5.1   5.0   5.1   4.5   4.7   5.6   2.8   1.8   1.1


                            Source: Bankrate.com research

 ============================================================================
 This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

 United Financial Mortgage Corp.
 "The Complete Money Source"
 ----------------------------------------------------------------------------

 UFM's Market Opportunity

    A historically low interest rate environment and modest economic recovery -> are expected to generate a near record volume of mortgage originations even though originations are expected to decrease from previous levels

      * "For 2004, there should be a modest rise to 6.5% by the end of the fourth quarter," Douglas Duncan, chief economist of the Mortgge Bankers Association.(1)

    A flat or rising interest rate environment will create a consolidation -> phase in the mortgage banking industry enabling UFM to increase mortgage loan origination volume through strategic acquisitions


    (1)  Source: National Mortgage News, November 3, 2003

 ============================================================================
 This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

 United Financial Mortgage Corp.
 "The Complete Money Source"
 ----------------------------------------------------------------------------

 Full Service Mortgage Bank



  Wholesale Loan Origination                        Retail Loan Origination
  --------------------------                      ---------------------------

                               United Financial
                                Mortgage Corp.

      Servicing Portfolio                         Commercial Loan Origination
  --------------------------                      ---------------------------

 ============================================================================
 This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

 United Financial Mortgage Corp.
 "The Complete Money Source"
 ----------------------------------------------------------------------------

 Historical Expansion

      * Geographical expansion allows UFM to diversify by mitigating the effects of isolated, geographic downturns in mortgage activity

             * 2003 acquisition of Portland Mortgage Company and 1998 acquisition of Mortgage Service America
             *  Branch expansion: 35 offices in 14 states

      *    Servicing Portfolio - a 'macro' hedge

             * Retaining the servicing rights of select mortgage loans it originates
                  * As mortgage rates increase or remain flat, the risk of mortgage prepayment decreases, which creates a more reliable revenue stream and increases the value of the servicing portfolio
             * Principal balance of servicing rights assets has grown from $4 million in FY 1998 to over $1.4 billion in FY 2004
             *  Direct increase to EPS

 ============================================================================
 This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

 United Financial Mortgage Corp.
 "The Complete Money Source"
 ----------------------------------------------------------------------------

 A History of Strong Financial Growth

          [ FINANCIAL GROWTH GRAPHS SHOWING UPWARD TREND APPEARS HERE ]

                             Total Loans Origination
                             -----------------------
                1998     1999     2000     2001     2002     2003     2004
               ------   ------   ------   ------   ------   ------   ------
 in millions   $  250   $  260   $  300   $  400   $  900   $1,998   $2,734


                        Principal Balance Servicing Rights
                        ----------------------------------
                1998     1999     2000     2001     2002     2003     2004
               ------   ------   ------   ------   ------   ------   ------
 in millions   $   10   $   20   $   30   $   50   $  100   $  950   $1,400


                                      Equity
                                      ------
                1998     1999     2000     2001     2002     2003     2004
               ------   ------   ------   ------   ------   ------   ------
 in millions        -   $ 6.60   $ 6.50   $ 7.40   $ 8.30   $12.88   $29.67


                                  Branch Offices
                                  --------------
                1998     1999     2000     2001     2002     2003     2004
               ------   ------   ------   ------   ------   ------   ------
 Branches         3        5        8       14       22       27       35

 ============================================================================
 This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

 United Financial Mortgage Corp.
 "The Complete Money Source"
 ----------------------------------------------------------------------------

 Growth Strategy

      *    Diversification

             * Leveraging the servicing portfolio as a direct marketing sales channel
                  * Over $1 billion servicing portfolio opens a direct marketing channel to cross-sell a variety of financial services and products (i.e. insurance, real estate services, etc.)

             *  Focused development of the commercial lending division
                  * Stress small to medium sized businesses that would have difficulty obtaining commercial mortgage loans from traditional sources
                  * Leveraging current origination network, acquiring a larger and more flexible credit facility, and product line expansion of commercial lending programs

 ============================================================================
 This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

 United Financial Mortgage Corp.
 "The Complete Money Source"
 ----------------------------------------------------------------------------

 Growth Strategy  (Cont.)

             *  Other Opportunities
                  * Selective and synergistic acquisitions of complimentary financial services companies such as commercial banks, thrifts, title & general insurance companies may allow UFM to offer new financial product lines while diversifying its revenue stream

      *    Increasing Loan Originations

             * Organic growth through the continued geographic expansion of retail branch network
             * Targeting high-quality mortgage banks and brokers to capitalize on consolidation opportunities
             *  Growth in sub-prime lending business

 ============================================================================
 This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

 United Financial Mortgage Corp.
 "The Complete Money Source"
 ----------------------------------------------------------------------------

 Solid Fundamentals

                                     For the Fiscal Year Ended April 30,
                                ---------------------------------------------
                                   2004        2003        2002        2001
 Summary Balance Sheet Data
 --------------------------
 Total assets                   $ 258,620   $ 170,950   $  61,965   $  60,387
 Cash and cash equivalents         12,900       8,709       6,206       4,261
 Loans held for sale              223,634     154,735      51,417      52,719
 Warehouse lines of credit        217,519     151,473      50,210      51,052
 Shareholders' equity              29,669      12,880       8,298       7,430

 Summary of Operations
 ---------------------
 Revenues                       $  70,153   $  51,292   $  22,607   $  14,941
 Yearly Revenue Growth               37 %        127%         51%         37%
 Expenses                          62,193      43,461      20,304      13,901
 Earnings before income taxes       7,960       7,831       2,303       1,040
 Net income                         4,775       4,697       1,095         868

 (Dollars in thousands, except per share data)

 ============================================================================
 This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

 United Financial Mortgage Corp.
 "The Complete Money Source"
 ----------------------------------------------------------------------------

 Investment Highlights

      * UFM is well positioned to expand and diversify both organically and through select M&A opportunities within an increasingly fragmented industry primed for consolidation

      * The Company has a history of delivering solid fundamentals through varying economic climates

      * Strong management team coupled with a Board of Directors that possess both financial services industry and M&A experience

      * UFM's market capitalization will better reflect the company's financial performance through management execution and increased exposure to the investment community

             *  An undervalued investment opportunity

 ============================================================================
 This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.